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                                 EXHIBIT 23.1

PricewaterhouseCoopers
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                                    PricewaterhouseCoopers LLP
                                    One Financial Plaza
                                    Hartford CT 06103
                                    Telephone (860) 240 2000


                              March 30, 1999


The Board of Directors
Moore Medical Corp.:


  We consent to the use of our report incorporated herein by reference.


                              PricewaterhouseCoopers LLP



                              Hartford, Connecticut
                              March 30, 1999